                    SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.



                                FORM 8-K


                             CURRENT REPORT




    Pursuant to Section 13 or 15(d) ofthe Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported):
                             April 19, 1995



                    BIOTECHNICA INTERNATIONAL, INC.
       (Exact name of registrant as specified in its charter)



       Delaware	              		0-11854	             		22-2344703
   (State or other      (Commission File Number)      (IRS Employer
   jurisdiction of			                                Identification No.)
   incorporation)


     4001 North War Memorial Drive, Suite 200, Peoria, IL  61614
                (Address of principal executive offices)


     Registrant's telephone number, including area code:  309/681-0300




      ________________________________________________________________
       (Former name or former address, if changed since last report)

Item 2. -- Acquisition or Disposition of Assets


On April 19, 1995, BioTechnica International, Inc. ("BTI") announced that its LG Seeds, Inc. operating subsidiary had consummated the sale of the assets of its Scott Seed Division ("Scott") of New Albany, Indiana, to AgriBioTech, Inc. of Las Vegas, Nevada, for an aggregate net purchase price of approximately $1,950,000, payable in cash, 158,000 shares of AgriBioTech stock with a guaranteed value of $3.00 per share, and assumption of the accounts payable of the division.

A Pro forma financial statement showing the effect of the sale of Scott on the most recent Form 10-Q for the six-month period ended December 31, 1994 is contained in Item 7. The accompanying pro forma statement of operations reflects BTI as though the transaction took place as of July 1, 1994; accordingly, sales, cost of sales, and operating expenses for Scott have been eliminated. Interest expense has been adjusted for the sale of Scott and borrowings and interest have been reduced accordingly. The accompanying
Pro Forma Balance Sheet reflects BTI as though the transaction took place as of December 31, 1994; accordingly, the appropriate line items have been adjusted removing all assets and liabilities of Scott.


Item 7 -- Financial Statements and Exhibits

Exhibit 1 : Pro Forma Consolidated Balance Sheet of BTI
            as of December 31,1994

Exhibit 2 : Pro Forma Condensed Consolidated Statement of Operations
            of BTI for the Six Months Ended December 31,1994

Exhibit 3 : Notes to the ProForma Consolidated Financial Statements

Exhibit 1:


                     BIOTECHNICA INTERNATIONAL INC.
             PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                               (Unaudited)

                            December 31,     Scott       December 31, 1994
                               1994        Adjustments     Minus Scott
                            ------------   -----------   -----------------
           ASSETS
Current assets:
  Cash & cash equivalents   $ 1,096,000       (73,000)      $ 1,023,000
  Marketable Securities               0       474,000           474,000
  Accounts Receivable         2,263,000      (160,000)        2,103,000
  Inventories                12,062,000    (1,061,000)       11,001,000
  Prepaid expenses &
     other assets               505,000        (9,000)          496,000
  Net assets held for sale      448,000             0           448,000
                             ----------    -----------       ----------
     Total Current Assets    16,374,000      (829,000)       15,545,000

Property, plant & equipment
  At  cost                   13,536,000      (314,000)       13,222,000
  Less accumulated depreci-
    ation                     3,096,000       (39,000)        3,057,000
    Net property, plant &    ----------      ---------       ----------
      equipment              10,440,000      (275,000)       10,165,000

Goodwill and other assets     9,561,000      (199,000)        9,362,000
                            -----------    -----------      -----------
  TOTAL ASSETS              $36,375,000    (1,303,000)      $35,072,000
                            ===========    ===========      ===========

    LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Borrowings under line
    of credit                $7,150,000      (863,000)       $6,287,000
  Notes payable                       0             0                 0
  Current portion of long-
    term debt                   114,000       (17,000)           97,000
  Accounts payable            4,128,000      (508,000)        3,620,000
  Customer Advances           2,870,000             0         2,870,000
  Accrued liabilities         1,021,000       (32,000)          989,000
  Due to affiliates           1,170,000             0         1,170,000
                             ----------    -----------       ----------
   Total current liabilities 16,453,000    (1,420,000)       15,033,000

Long- term debt                 197,000             0           197,000
Due to affiliates             5,326,000             0         5,326,000
Other noncurrent liabilities    223,000       (50,000)          173,000
                             ----------    -----------       ----------
  TOTAL LIABILITIES          22,199,000    (1,470,000)       20,729,000



 SHAREHOLDERS' EQUITY
  Preferred Stock, Class A,
    2,000,000 shares authorized;
    700,000 and 500,000 shares
    outstanding, respectively     7,000             0             7,000
  Common Stock, 150,000,000
    shares authorized;
    115,418,788 and
    105,912,919 shares
    outstanding,respectively  1,154,000             0         1,154,000
  Common Stock, Class A,
    11,100,000 shares
    authorized;6,054,751 and
    10,753,087 shares out-
    standing, respectively       61,000             0            61,000
  Common Stock, Class B,
    11,100,000 shares
    authorized; 0 and 4,807,533
    shares outstanding,
    respectively                      0             0                 0
  Additional paid-in
    capital                  18,893,000             0        18,893,000
  Retained Earnings
    (deficit)                (5,844,000)      167,000        (5,677,000)
  Treasury stock                (95,000)            0           (95,000)
    TOTAL SHAREHOLDERS EQUITY-----------      -------        ----------
                             14,176,000       167,000        14,343,000
    TOTAL LIABILITIES AND
       SHAREHOLDERS'EQUITY  $36,375,000    (1,303,000)      $35,072,000
                            ===========    ===========      ===========

Exhibit 2:

                                           BIOTECHNICA INTERNATIONAL INC.
                                        PRO FORMA CONDENSED CONSOLIDATED
                                                 STATEMENT OF OPERATIONS
                                                         (Unaudited)

                                      Six Months Ended
                           December 31,       Scott       December 31, 1994
                             1994         Adjustments       Minus Scott
                           ------------   -----------     -----------------
NET SALES:
  Customers                $2,905,000      (2,223,000)     $  682,000
  Affiliates                1,979,000               0       1,979,000
                           ----------      -----------      ---------
                            4,884,000      (2,223,000)      2,661,000

COST AND OPERATING EXPENSES:
  Cost of goods sold        4,481,000      (1,792,000)      2,689,000
  Sales and Marketing       2,953,000        (117,000)      2,836,000
  General and administra-
    tive                    1,922,000        (400,000)      1,522,000
                            ---------      -----------      ---------
                            9,356,000      (2,309,000)      7,047,000

   Operating income        (4,472,000)         86,000      (4,386,000)


OTHER INCOME (EXPENSE):
  Interest expense           (627,000)         35,000        (592,000)
  Other                        30,000          46,000          76,000
                             ---------       --------       ----------
   Net income before
      taxes                (5,069,000)        167,000      (4,902,000)


Income Taxes                        0               0               0
                         -------------    -----------    -------------
  NET INCOME (LOSS)      $ (5,069,000)        167,000    $ (4,902,000)
                         =============    ===========    =============
  NET INCOME PER SHARE   $      (0.04)           0.00           (0.04)
                         =============    ===========    =============
Weighted average shares
  outstanding              121,434,000    121,434,000      121,434,000
                         =============    ===========    =============

Exhibit 3:

                           Notes to ProForma Condensed Consolidated
                                    Financial Statements

1. The Pro Forma Financial statements in Exhibits 1 and 2 above were produced by taking the December 31, 1994 statements from the Second Quarter Form 10Q and removing the Scott Seed division balances included in those line items.
( See Scott Adjustments Column) The only exceptions to this methodology were the reduction in the Line of Credit of $863,000, based on the net proceeds which would have been received had the transaction taken place at December 31, 1994, and the resulting decrease in interest expense of $35,000, which was calculated assuming the $863,000 reduction in the Line of Credit for a six month period at BTI's cost of borrowing on its Line of Credit with Harris Bank and Trust of Chicago.

                                 SIGNATURE


 	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            							BIOTECHNICA INTERNATIONAL, INC.



Date:  May 4,1995           							By:  	J.C. Gouache
							                                  J.C. Gouache
                          				President and Chief Operating Officer